Long term debt	12 Months Ended
Dec. 31, 2019
Debt Disclosure [Abstract]
Long term debt
Long-term debt

	Note	December 31, 2019	December 31, 2018
Credit facilities	12(a)	$190,000	$194,918
Convertible debentures	12(b)	94,031	39,976
Mortgages	12(c)	21,739	19,900
Promissory notes	5(b)	14,648	42,937
Financing obligations	12(d)	15,435	—
Unamortized deferred financing costs	12(e)	(3,896)	(1,773)
		$331,957	$295,958
Less: current portion of long-term debt		(18,514)	(29,996)
		$313,443	$265,962

The aggregate maturities of long-term debt for each of the five years subsequent to December 31, 2019 are: $18.6 million in 2020, $194.0 million in 2021, $4.1 million in 2022, $4.3 million in 2023 and $41.3 million in 2024.
a) Credit facilities

	December 31, 2019	December 31, 2018
Company Credit Facility	$190,000	$192,000
Nuna Credit Facility	—	2,918
	$190,000	$194,918

The Company has an Amended and Restated Credit Agreement (the "Company Credit Facility") with a banking syndicate led by National Bank Financial Inc. The Company Credit Facility is comprised solely of a revolving loan (the "Revolver") which allows borrowings of up to $300.0 million, of which letters of credit may not exceed $25.0 million, with an ability to increase the maximum borrowings by an additional $50.0 million, subject to certain conditions. This facility matures on November 23, 2021, with an option to extend on an annual basis. The Company Credit Facility permits finance lease obligations to a limit of $150.0 million and other debt outstanding to a limit of $20.0 million.
As at December 31, 2019, there was $0.9 million (December 31, 2018 - $0.9 million) in issued letters of credit under the Company Credit Facility and the unused borrowing availability was $109.1 million (December 31, 2018 - $107.1 million).
The Company Credit Facility has two financial covenants that must be tested quarterly on a trailing four-quarter basis. As at December 31, 2019, the Company was in compliance with its financial covenants.

•	The first covenant is the Senior Leverage Ratio which is Bank Senior Debt plus outstanding letters of credit compared to Bank EBITDA less NACG Acheson Ltd. rental revenue.

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"Bank Senior Debt" is defined as the Company's long-term debt, finance leases and outstanding letters of credit, excluding Convertible Debentures, deferred financing costs, mortgages related to NACG Acheson Ltd. and debt related to investment in affiliates and joint ventures.

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"Bank EBITDA" is defined as earnings before interest, taxes, depreciation and amortization, excluding the effects of unrealized foreign exchange gain or loss, realized and unrealized gain or loss on derivative financial instruments, cash and non-cash stock-based compensation expense, gain or loss on disposal of property, plant and equipment, and certain other non-cash items included in the calculation of net income.

The Senior Leverage Ratio must be less than or equal to 3.0:1. In the event the Company enters into a material acquisition, the maximum allowable Senior Leverage Ratio would include a step up of 0.50x for four quarters following the acquisition.

•	The second covenant is the Fixed Charge Coverage Ratio which is defined as Bank EBITDA less cash taxes compared to Fixed Charges.

◦	"Fixed Charges" is defined as cash interest, scheduled payments on debt, unfunded cash distributions by the Company and unfunded capital expenditures.

•	The Fixed Charge Coverage Ratio is to be maintained at a ratio greater than 1.15:1.
The Credit Facility bears interest at Canadian prime rate, U.S. Dollar Base Rate, Canadian bankers’ acceptance rate or London interbank offered rate ("LIBOR") (all such terms as used or defined in the Company Credit Facility), plus applicable margins. The Company is also subject to non-refundable standby fees, 0.35% to 0.70% depending on the Company's Total Debt / Bank EBITDA Ratio. Total debt ("Total Debt") is defined in the Company Credit Facility as long-term debt including finance leases and letters of credit, excluding Convertible Debentures, deferred financing costs, the mortgage related to NACG Acheson Ltd., and other non-recourse debt. The Credit Facility is secured by a first priority lien on all of the Company's existing and after-acquired property excluding the Company's first securities interests on the BDC mortgage.
Due to the November 1, 2019 reorganization of the NL Partnership, amounts outstanding under the Nuna Credit Facility as at December 31, 2019 are now included in investments in affiliates and joint ventures on the consolidated balance sheets (note 11).
b) Convertible debentures

	December 31, 2019	December 31, 2018
5.50% convertible debentures	$39,031	$39,976
5.00% convertible debentures	55,000	—
	$94,031	$39,976
The terms of the convertible debentures are summarized as follows:

	Date of issuance	Maturity	Conversion price	Share equivalence per $1000 debenture	Debt issuance costs
5.50% convertible debentures	March 15, 2017	March 31, 2024	$10.85	$92.1659	$2,133
5.00% convertible debentures	March 20, 2019	March 31, 2026	$26.25	$38.0952	$2,691

Interest on the convertible debentures is payable semi-annually on March 31 and September 30 of each year.
The 5.50% convertible debentures are not redeemable prior to March 31, 2020 and the 5.00% convertible debentures are not redeemable. The convertible debentures are redeemable under certain conditions after a change in control has occurred. On or after March 31, 2020, the 5.50% convertible debentures are redeemable at the option of the Company, in whole or in part at a redemption price equal to the principal amount provided the market price of the common shares is at least 125% of the conversions price; and on or after March 31, 2022 at a redemption price equal to the principal amount, plus accrued and unpaid interest to the redemption date.
If a change in control occurs, the Company is required to offer to purchase all of the convertible debentures at a price equal to 101% of the principal amount plus accrued and unpaid interest to the date of purchase.
c) Mortgages
In October 2019, the Company entered into a 25-year mortgage with BDC for $2.2 million. The mortgage has an expiration date of December 2044 and bears variable interest at BDC's floating base rate minus a variance of 1.50%, equal to 4.55% as at December 31, 2019. The mortgage is secured by a first security interest on land in Acheson, Alberta.
In November 2018, the Company entered into a 25-year mortgage with the BDC for $19.9 million. The mortgage bears interest for the first five years at a fixed rate of 4.80% and has an expiration date of January 2044. The mortgage is secured by a first security interest in the Company's equipment maintenance and rebuild facility with attached head office in Acheson, Alberta.
d) Financing obligations
During the year ended December 31, 2019, the Company was party to sale-leaseback transactions where control of the assets did not transfer; therefore, the related obligations of $17,524 were accounted for as financing transactions rather than finance leases. The finance contracts expire June 2024 and bear interest at rates between 3.20% and 3.34%. The finance obligations are secured by property, plant and equipment.
e) Deferred financing costs

	December 31, 2019	December 31, 2018
Cost	$4,918	$2,227
Accumulated amortization	1,022	454
	$3,896	$1,773